January 30, 2008

ASCENTIA ALTERNATIVE STRATEGIES FUND

A series of Trust for Professional Managers (the “Trust”)

Supplement to Prospectus dated September 28, 2007

The initial offering period for the Ascentia Alternative Strategies Fund (the “Fund”) will be extended until the close of business (4:00 p.m. Eastern Time) on February 29, 2008.  The Fund will begin its continuous offering of shares on March 3, 2008.  The initial offering period began on September 28, 2007 and was scheduled to end at the close of business on January 31, 2008.

During the Fund’s initial offering period, you may subscribe to purchase Fund shares at a price of $10 per share.  Investment checks made payable to “Ascentia Alternative Strategies Fund” received during the initial offering period will be securely held but will not be cashed and invested in the Fund until at least March 3, 2008.  If you would like to invest via federal wire, please complete an account application as directed in the Fund’s Prospectus to indicate your desire to participate in the initial offering period through federal funds wire.  Monies received by wire will be held in escrow until at least March 3, 2008.  Subscriptions received during the Fund’s initial offering period will be processed on the purchase date, which will be the date on which the Fund commences operations, which is expected to be March 3, 2008.  Applications to purchase shares of the Fund received after the initial offering period will be invested in the Fund at the Fund’s then current net asset value.

The Fund intends to commence operations on March 3, 2008.  However, the Fund reserves the right to delay the Fund’s commencement of operations and extend the initial offering period upon notice to investors.

You may rescind your order to purchase shares of the Fund at any time during the initial offering period by contacting the Fund at 866-506-7390.

To obtain a copy of the Fund’s Prospectus, please contact the Fund at 866-506-7390.

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is January 30, 2008.